UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

ANEBULO PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40388	85-1170950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anebulo Pharmaceuticals, Inc. 1017 Ranch Road 620 South, Suite 107 Lakeway, TX	78734
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 598-0931

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0.001 par value per share	ANEB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 5, 2026, the Board of Directors (the “Board”) of Anebulo Pharmaceuticals, Inc., a Delaware corporation (“Anebulo” or the “Company”) approved the voluntary delisting of the Company’s common stock, par value $0.001 per share (“Common Stock”), from The Nasdaq Capital Market (“Nasdaq”) and the subsequent voluntary deregistration of the Common Stock with the Securities and Exchange Commission (the “SEC”) in order to terminate and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended.

The Company has notified Nasdaq of its intention to voluntarily delist the Common Stock from Nasdaq. The Company intends to file a Form 25 (Notification of Removal from Listing) with the SEC on or about February 17, 2026. The delisting from Nasdaq is expected to become effective on February 27, 2026, 10 days after filing the Form 25 with the SEC. The Company also intends to file a Form 15 (Certification and Notice of Termination From Registration) with the SEC on or about February 27, 2026, certifying that it has fewer than 300 shareholders of record. Upon filing the Form 15, Anebulo’s obligation to file periodic reports with the SEC will be immediately suspended.

Item 8.01 Other Events.

On February 6, 2026, the Company issued a press release announcing its decision to voluntarily delist the Common Stock from Nasdaq and to terminate the registration of its Common Stock with the SEC. A copy of the press release issued by the Company is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated February 6, 2026
104	Cover Page of Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANEBULO PHARMACEUTICALS, INC.

Date: February 6, 2026	By:	/s/ Richard Anthony Cunningham
Richard Anthony Cunningham
Chief Executive Officer and Interim Chief Financial Officer